EXHIBIT 32.1

AMERICAN TECHNOLOGIES GROUP, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Technologies Group, Inc. (the Company) on Form 10-KSB for the annual period ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas E. Durkin, III, President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to American Technologies Group, Inc. and will be retained by American Technologies Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 13, 2007	/s/ THOMAS E. DURKIN, III

PRESIDENT (PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER)